Rule 497(k)
Registration Nos. 333-167073 and 811-22417

Destra Investment Trust

Supplement Dated February 21, 2012

To the Summary Prospectuses, Prospectus and
Statement of Additional Information for
Destra Global L-Series Fund,
Destra International L-Series Fund and
Destra US All Cap L-Series Fund
Dated February 1, 2012, as supplemented February 3, 2012

The Board of Trustees has approved the termination and liquidation of the Destra International L-Series Fund and Destra US All Cap L-Series Fund (the “Funds”).  The Funds will cease the sale of shares on February 29, 2012 and will liquidate any remaining shareholder accounts and send shareholders the proceeds of the liquidation shortly thereafter.

In addition, the Board of Trustees has approved a name change to the Destra Global L-Series Fund.  Effective February 21, 2012, the Destra Global L-Series Fund’s name is changed to Destra Next Dimension Fund.

Please Keep This With Your Fund’s Prospectus
For Future Reference